UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 21, 2004


                               VISX, INCORPORATED
             (Exact name of registrant as specified in its charter)

            Delaware                         1-10694              06-1161793
            --------                        -------               ----------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                             3400 Central Expressway
                           Santa Clara, CA 95051-0703
          (Address of principal executive offices, including zip code)

                                 (408) 733-2020
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On October 21, 2004, VISX, Incorporated issued an earnings release announcing its financial results for the quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

          The information contained in this Current Report and the attached
Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.    Description
----------     -----------

     99.1      Press release of the Company dated October 21, 2004

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VISX, INCORPORATED

Date:  October 21, 2004        By: /s/ Derek A. Bertocci
                               ------------------------------------
                               Derek A. Bertocci
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press release of the Company dated October 21, 2004